THE ANTIBIOTICS COMPANY . Q3 2018 Earnings Conference Call Melinta Therapeutics, Inc. Exhibit 99.2

This presentation contains forward-looking statements that involve a number of risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future cash flows, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. Risks and uncertainties for Melinta Therapeutics, Inc. (the “Company”) are more fully described in the Company’s recent filings with the SEC, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 or September 30, 2018. . Cautionary Note Regarding Forward-looking Statements

Q3 2018 Earnings Conference Call: Agenda Introduction and Business Update John Johnson, Interim President and CEO Baxdela Phase III Study Summary Sue Cammarata, MD, Chief Medical Officer Financial Results and Outlook Peter Milligan, CFO Conclusion and 2018 Catalysts John Johnson, Interim President and CEO .

Accelerating sales Realigning our cost base to enhance profitability Strengthening our balance sheet to increase financial flexibility Taking Actions to Optimize our Operations We are refining our strategy to capitalize on the future growth opportunities inherent in our business by: . We are Making Deliberate and Decisive Changes

Executing on Broad Based Value Enhancing Initiatives . Accelerating Sales While we have missed our projections for sales, recent trends are encouraging Vabomere continues to experience steady growth in demand and formulary access Initiatives underway to reallocate resources to expand the outpatient reach for Baxdela Capitalize on recent trends of accelerated demand related to Orbactiv and consistent performance of Minocin Realigning Cost Base Driving cost savings primarily by lower R&D and SG&A costs Initializing a process to scale back in our investment in discovery research activities Expect greater than $50 million in operating expense reductions for 2019 compared with 2018 Strengthening Balance Sheet Commitment from Vatera Healthcare Partners for up to $75 million in equity drawable at company’s option (1) Business development to leverage infrastructure Evaluating all cash obligations to give us flexibility to grow and expand (1) Subject to stockholder approval and customary conditions

Q3 and Recent Business Highlights * Excludes $0.5 million BARDA grant funding included in Other Income . Revenue Growth $34.1 million of net revenue* in Q3 $11.0 million of net product sales Revenue includes ~$20.0 million up-front fee for licensing ex-U.S. rights to Vabomere, Orbactiv and Minocin to Menarini Group Operational Initiatives Optimized organization with focus on lowering costs, growing sales and enhancing cash position Capitalize on recent accelerating sales trends while reducing operating costs of more than $50 million for 2019 Commercial Growth Entered into a commercial agreement with Menarini Group Agreement to commercialize Vabomere, Orbactiv and Minocin in 68 countries outside of the U.S. Clinical and Regulatory Progress Vabomere received positive opinion from CHMP of the EMA for five indications, was granted NTAP status by CMS, effective Oct. 1, 2018 and had complete TANGO-2 results published in October Baxdela received 1st Latin American Approval October in Argentina Reported positive top line results for Phase III study for Baxdela in CABP

Executing on Commercial Program Goals John Johnson, Interim President & Chief Executive Officer .

VABOMERE®: Continues Steady Progress Setting the stage for growth in 2019 27 3 10 17 24 1 8 15 22 29 5 12 19 26 2 9 16 23 2 9 16 23 30 6 13 20 27 4 11 18 25 1 8 15 22 29 6 13 20 27 3 10 17 24 31 7 14 21 28 OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG   SEPT 2017 2018 Source: Company data Over 300 formulary approvals; 50% increase from Q2 to Q3 > 98 % formulary acceptance rate 40% increase in ordering accounts from Q2-Q3 YTD 64% of accounts reordering Medicare NTAP status effective Oct. 1, 2018 Cumulative Accounts Ordering jan feb mar apr may jun jul aug sep BAXDELA®: Increasing Momentum in Q3 Source: Company data 200 million patients have access Accessible or on formulary at 138 hospitals CUMULATIVE HEALTH CARE PROFESSIONALS (HCPS) PRESCRIBING CUMULATIVE ACCOUNTS ORDERING 17 different specialties prescribing for ABSSSI Non Retail Business increases 68% Q2 to Q3 2.1x 73% increase in retail prescribing (DOT) Q2 to Q3 Realigned resources to further accelerate this growth jan feb mar apr may jun jul aug sep 1.7x .

ORBACTIV®: Growth Accelerating Into Fourth Quarter Source: Company data Over 100 new accounts in 3Q ~70% of volume purchased by the hospital Growth driven by increased number of accounts ordering and increased orders from established accounts Value based contracting . 14% GROWTH IN VOLUME 9 MONTHS YTD VS. SAME PERIOD LAST YEAR Continued growth expected with strategic initiatives and competitive stockout

Source: Company data . Boxes Sold By Quarter Minocin®: Steady Growth Continues Consistent Fuel for the Commercial Engine

Baxdela Phase III CABP Study Results Summary Sue Cammarata, MD, Chief Medical Officer .

Phase 3 Study Design CABP ML-3341-306

859
Adult Male and Female Patients hospitalized with radiographic evidence of CABP
Randomized 1:1

→ **Delafloxacin IV to Oral Switch**
300 mg IV (BID) for at least 6 doses then 450 mg tablet (BID)

→ **Moxifloxacin IV to Oral Switch**
400 mg (QD) IV for at least 3 active doses then 400 mg capsule (QD)

↓

IF MRSA confirmed, PI may switch to Linezolid → Linezolid 600 mg IV (BID)

Primary Efficacy Endpoint: Early Clinical Response

Improvement at 96h in at least 2 of the following:

- Chest pain
- Frequency /severity of cough
- Amount of productive sputum
- Difficulty breathing

IV to Oral Switch was at Discretion of Investigator

Total IV and Oral dosing was 5-10 days

KEY EVALUATIONS	Screening Baseline	Early Clinical Response (ECR)	End of Treatment Or Early Term	Test of Cure (TOC)	Follow Up
STUDY DAYS	-1 to 1	96 hrs (± 24 hrs) after 1st dose	24 hrs (+/-4) after last dose	5-10 days after last dose	Day 28 (+/-2)

Melinta THERAPEUTICS

ClinicalTrials.gov Identifier: NCT02679573

Baxdela (delafloxacin) is not approved in any market for the treatment of CABP.

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Key Primary and Secondary Endpoint Intent-To-Treat (IT) ML-3341-306 Endpoint D-M ∆ (CI) ECR -0.2 (-4.4, 4.1) Success 0.8 (-3.3, 4.8) 390 431 384 428 % with response 383 431 381 428 . *ECR: Early Clinical Response at 96 h **TOC: Investigator Assessment of Success at Test of Cure 5-10 days after treatment Baxdela (delafloxacin) is not approved in any market for the treatment of CABP.

Study ML-3341-306 Delafloxacin was Well Tolerated in Patients with CABP . Overall rate of AEs, regardless of causality: delafloxacin 30.5% vs moxifloxacin 26.2% These events were mild to moderate in nature; did not lead routinely to discontinuation of delafloxacin therapy Treatment related events: 15.2% delafloxacin vs 12.6% moxifloxacin Most common AEs on delafloxacin: diarrhea (3.7%) and transaminase increase (2.6%) Rate of hepatic laboratory elevations >5X upper limit of normal at any timepoint: 1.4% for delafloxacin compared to 1.6% for moxifloxacin (highest post baseline value) No increase in Adverse Events of Special Interest (that have been associated with quinolones, regardless of causality) for delafloxacin compared to moxifloxacin: delafloxacin 7.9% vs moxifloxacin 7.5% There were no events of hypoglycemia, myopathy, neuropathy, seizures, tendon disorders, or QT prolongation in delafloxacin-treated patients No significant nausea or vomiting No requirements for food restriction Mortality at day 28 showed no significant imbalance: 8 deaths on delafloxacin and 6 deaths on moxifloxacin Baxdela (delafloxacin) is not approved in any market for the treatment of CABP.

Q3 Financial Results & Guidance Peter Milligan, Chief Financial Officer .

Q3 2018 Financial Highlights Metrics (in millions) GAAP Non-GAAP Comments Total Net Revenue $34.1 $34.1 Excludes BARDA grant funding Product 11.0 11.0 Contract 3.1 3.1 License 20.0 20.0 COGS 13.4 3.0 Deal-related amortization and inventory dating charges Total Operating Expenses $47.4 $45.5 R&D 13.1 12.8 Stock comp and depreciation SG&A 34.3 32.7 Stock comp, Merger/Integration Costs . Anticipate ORBACTIV and MINOCIN for Injection to Achieve Net Sales of ~$32 million for FY 2018

Key Financial Information Key Metrics (unaudited) As of 9/30/18 Total Cash, Cash Equivalents and Marketable Securities $83.8 million(1) Gross Long-term Debt Obligation $147.8 million Basic Shares Outstanding* 56 million Stock Options, Restricted Stock Units and Warrants Outstanding 9 million *Full year projected weighted average share count expected to be approximately 46 million . (1) Does not include Menarini upfront payment of ~$20 million

Optimizing Our Cost Base to Enhance Profitability . We are taking immediate action to reduce costs: Lower R&D expenses driven by key successful trial completions and reduced Discovery efforts Lower G&A expenses driven by lower one-time integration costs and achieving targeted synergies from the combination of three companies Lower selling expenses driven by moving past initial market access, marketing launch, market research expenses and rationalizing sales force overhead costs Anticipated greater than $50 million in operating expense savings reductions for 2019 driven primarily by lower R&D and G&A(1) Focused on optimizing cash to become a strong, standalone cash flow positive company 1. When compared with 2018

Closing and Catalysts John Johnson, Interim President & Chief Executive Officer .

2018 and Early 2019 Potential Catalysts . CORPORATE/ BD Capitalize on positive, accelerating sales momentum Leveraging existing infrastructure, enhancing cash position, examining future contractual obligations Engaging in business development activities to broaden product line BAXDELA Capitalize on recent momentum to accelerate sales Initiatives underway to expand outpatient reach File sNDA for CABP indication in first half 2019 Additional approvals in Latin America and EU anticipated in 2019 VABOMERE Continued formulary acceptance and accelerating sales Recent publication of TANGO-2 results European Commission Marketing Authorization decision and anticipated launch in EU

Revised Strategy for Growth and Value Creation . Our Goal: Create a Cash Flow positive company through a strategy that focuses on excellence in Development and Commercialization Accelerate Sales Baxdela outpatient initiative Moving beyond launch phase with Vabomere Lower Costs Optimize the three companies operations Reducing discovery research Business Development External innovation to leverage commercial and development capabilities Capital efficient profitable growth